UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2021

OBALON THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-37897	26-1828101
(Commission File Number)	(IRS Employer Identification No.)

5421 Avenida Encinas, Suite F Carlsbad, California	92008
(Address of principal executive offices)	(Zip Code)

(844) 362-2566

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	OBLN	The NASDAQ Stock Market LLC (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

On June 15, 2021, Obalon Therapeutics, Inc. (“Obalon”) announced the anticipated closing of the merger pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated January 19, 2021, by and among Obalon, ReShape Lifesciences Inc. (“ReShape”), and Optimus Merger Sub, Inc., a wholly owned subsidiary of Obalon (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub will merge with and into ReShape with ReShape surviving as a wholly owned subsidiary of Obalon (the “Merger”). As a result of the Merger, Obalon will be renamed “ReShape Lifesciences Inc.” (the “Combined Company”) and the shares of common stock of the Combined Company are expected to commence trading on The Nasdaq Capital Market on June 16, 2021 under the ticker symbol, RSLS. Immediately prior to the closing of the merger, Obalon will effect a 1-for-3 reverse stock split of its common stock.

A copy of the press release announcing the anticipated closing is filed as Exhibit 99.1 to this report.

The Nasdaq Stock Market approved the Combined Company’s listing application subject to the following conditions: (1) the Combined Company must have all financing transactions approved, in advance, by its independent directors, either acting as a group or by a committee comprised of only independent directors (e.g., the audit committee) and (2) if the Combined Company is late in filing a required Listing of Additional Shares (LAS) notification form, it will be subject to immediate delisting.

At a special meeting of Obalon’s stockholders on May 25, 2021, Obalon’s stockholders approved the issuance of shares of Obalon’s common stock to the stockholders of ReShape and an amendment to Obalon’s certificate of incorporation to effect the reverse stock split. The joint proxy statement/prospectus filed with the SEC included important information with respect to the Merger, including risks related to the Combined Company, including that Obalon and ReShape have operated with a loss and negative cash flows for the entirety of their existence and it is expected the Combined Company will have to raise significant capital in the future that could be dilutive to stockholders of the Combined Company. Obalon stockholders should carefully consider the risk factors included there with respect to the Combined Company.

Forward-Looking Statements

Certain statements contained in this filing may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the merger and the ability to consummate the merger. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties. Forward-looking statements speak only as of the date they are made, and Obalon undertakes no obligation to update any of them publicly in light of new information or future events. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (1) conditions to the closing of the merger may not be satisfied; (2) the merger may involve unexpected costs, liabilities or delays; (3) the respective businesses of Obalon and ReShape may suffer as a result of uncertainty surrounding the merger; (4) the outcome of any legal proceedings related to the merger; (5) Obalon and ReShape may be adversely affected by other economic, business, and/or competitive factors; (6) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (7) the effect of the announcement of the merger on the ability of Obalon or ReShape to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Obalon or ReShape does business, or on Obalon’s or ReShape’s operating results and business generally; and (8) other risks to consummation of the merger, including the risk that the merger will not be consummated within the expected time period or at all Additional factors that may affect the future results of Obalon and ReShape are set forth in their respective filings with the SEC, including each of Obalon’s and ReShape’s most recently filed Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings with the SEC, which are available on the SEC’s website at www.sec.gov, specifically under the heading “Risk Factors.” The risks and uncertainties described above and in Obalon’s most recent Annual Report on Form 10-K and ReShape’s most recent Annual Report on Form 10-K are not exclusive and further information concerning Obalon and ReShape and their respective businesses, including factors that potentially could materially affect their respective businesses, financial condition or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. Readers should also carefully review the risk factors described in other documents that Obalon and ReShape file from time to time with the SEC. The forward-looking statements in these materials speak only as of the date of these materials. Except as required by law, Obalon and ReShape assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated June 15, 2021
104	Cover Page Interactive Data File (embedded with the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OBALON THERAPEUTICS, INC.

Date: June 15, 2021	By:	/s/ Andrew Rasdal
Andrew Rasdal
President and Chief Executive Officer